SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of report (Date of earliest event reported): January 4, 1999



                                Pegasystems Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Massachusetts                  1-11859                  04-2787865
        -------------                  -------                  ----------
(State or Other Jurisdiction       (Commission File           (IRS Employer
      of Incorporation)                Number)            Identification Number)



             101 Main Street, Cambridge, MA                      02142
             ------------------------------                    ----------
       (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:   (617) 374-9600

Item 5. Other Events.
        -------------

         Ira Vishner, the Vice President-Corporate Services and Treasurer and a director of Pegasystems Inc. (the "Company"), resigned from his positions with the Company, effective January 4, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on behalf of the undersigned thereunto duly authorized.

Date:  January 7, 1999                         PEGASYSTEMS INC.


                                               By: /s/ Richard B. Goldman
                                                   ------------------------
                                                   Richard B. Goldman
                                                   Vice President and Chief
                                                   Financial Officer